Exhibit 10.10

Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CERUS CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CERUS CORPORATION IF PUBLICLY DISCLOSED.

amendment No. 2 to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of the 5th day of January, 2024, by and among CERUS CORPORATION, a Delaware corporation (“Borrower”), MidCap Financial Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrowers have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of March 31, 2023 (as amended by that certain Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of September 1, 2023 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to amend certain terms of the Existing Credit Agreement in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows, which amendments to the Existing Credit Agreement shall be effective as of December 31, 2023:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
(a)
Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

““Annual Cash Burn Amount” means, as of any date of determination, an amount equal to the product of (a) 12 multiplied by (b) the Monthly Cash Flow Loss Amount on such date of determination.”

““Monthly Cash Flow Loss Amount” means with respect to Borrowers and their Consolidated Subsidiaries (excluding CEZB), as of any date of determination, an amount equal to (a) net cash used in operating activities and the making of capital expenditures by Borrowers and their Consolidated Subsidiaries (excluding CEZB) (“Cash Flow”) determined as follows: (i) in the case of the immediately [***] period, as determined as of the last day of [***] and based upon the financial statements delivered to Agent pursuant to Section 4.1(a) or (c), as applicable, in accordance with this Agreement, or (ii) in the case of the immediately [***] period, as determined based upon the projections delivered to Agent pursuant to Section 4.1(o) (as the same may be updated from time to time with the consent of Agent in its sole discretion), using whichever calculation as between clause (i) and clause (ii) demonstrates [***], in both cases, divided by [***].”

(b)
The definition of “Springing IP Lien/Joinder Event” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Springing IP Lien/Joinder Event” means (a) that, as of the close of business on any day, Borrower U.S. Unrestricted Cash is less than the greater of (x) [***] and (y) the Annual Cash Burn Amount applicable on such day or (b) Agent provides written notice to Borrower Representative that an Event of Default has occurred and is continuing.”

(c)
Section 2.1(a)(ii)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(C) Borrowers may not make any optional prepayments of the Term Loan until after [***]. Borrowers may from time to time on and after [***], with at least [***] Business Days prior written notice (which notice may be conditioned on the closing of a refinancing or other applicable transaction) to Agent, prepay the Term Loan in whole but not in part (other than mandatory partial prepayments required under this Agreement); provided, that such prepayment shall be accompanied by any prepayment fees and exit fees required hereunder.”

(d)
Section 2.2(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrower, by mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or otherwise, or if the Term Loan shall become accelerated (including any automatic acceleration due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection. The Prepayment Fee in respect of the Term Loan Tranche 1 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (v) [***] percent ([***]%) for the first year following the Closing Date, (w) [***] percent ([***]%) for the second year following the Closing Date, (x) [***] percent ([***]%) for the third year following the Closing Date, (y) [***] percent ([***]%) for the fourth year following the Closing Date, and (z) [***] percent ([***]%) thereafter but prior to the Maturity Date. The Prepayment Fee in respect of the Term Loan Tranche 2 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (v) [***] percent ([***]%) for the first year following the Closing Date, (w) [***] percent ([***]%) for the second year following the Closing Date, (x) [***] percent ([***]%) for the third year following the Closing Date, (y) [***] percent ([***]%) for the fourth year following the Closing Date and (z) [***] percent ([***]%) thereafter but prior to the Maturity Date. The Prepayment Fee in respect of the Term Loan Tranche 3 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (v) [***] percent ([***]%) for the first year following the Closing Date, (w) [***] percent ([***]%) for the second year following the Closing Date, (x) [***] percent ([***]%) for the third year following the Closing Date, (y) [***] percent ([***]%) for the fourth year following the Closing Date and (z) [***] percent ([***]%) thereafter but prior to the Maturity Date. The Prepayment Fee in respect of the Term Loan Tranche 4 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (v) [***] percent ([***]%) for the first year following the Closing Date, (w) [***] percent ([***]%) for the second year following the Closing Date, (x) [***] percent ([***]%) for the third year following the Closing Date, (y) [***] percent ([***]%) for the fourth year following the Closing Date and (z) [***] percent ([***]%) thereafter but prior to the Maturity Date. The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were (x) required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate) or (y) made due to the Term Loans being paid in part or in full as a result of a refinancing of the Term Loans in part or in full prior to the Maturity Date by the Lenders or their Affiliates (provided that nothing herein shall require any Lender to so consent to refinancing the Term Loans). All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.”

(e)
Section 4.1 of the Existing Credit Agreement is hereby amended to add the following as a new subclause (o) therein:

“(o) within [***] days after the start of each fiscal year, Cash Flow projections for the forthcoming [***] fiscal years, on [***], which Cash Flow projections, in each case, shall have been approved by Borrower’s Board of Directors in their reasonable and good faith discretion;”

(f)
Section 7.2(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) [reserved];”

(g)
Exhibit B of the Existing Credit Agreement is hereby replaced in its entirety with the form of Compliance Certificate attached hereto as Annex A.
3.
Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date and (b) certifies that the calculation of the Annual Cash Burn Amount set forth on Annex B attached hereto is true and correct as of the date of this. Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each Borrower hereby confirms that the Collateral will (i) not be affected by this Agreement and will continue to be in full force and effect and (ii) extend to the liabilities and obligations of the Credit Parties under the Existing Credit Agreement as amended by this Agreement.
4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:
(a)
Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender;
(b)
Agent shall have received from Borrower, (i) Cash Flow projections for the forthcoming [***] fiscal years with such projections set forth [***] for each such fiscal year, which Cash Flow projections shall be in form and substance satisfactory to Agent, in its reasonable discretion and (ii) a calculation, in reasonable detail, of the Annual Cash Burn Amount [***], which calculation shall be satisfactory to Agent, in its reasonable discretion;
(c)
all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(d)
immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.
5.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
6.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
7.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)
WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), and Section 13.8 (Governing Law; Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

MIDCAP FUNDING XXX TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FINANCIAL INVESTMENT CORPORATION (formerly known as Apollo Investment Corporation)

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By: /s/ Kristin Hester
Name: Kristin Hester
Title: Chief Legal Officer

LENDER: ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

LENDER: ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

BORROWERS:

CERUS CORPORATION

By: /s/ Kevin D. Green
Name: Kevin D. Green
Title: VP, Finance & Chief Financial Officer

Annex A

Exhibit B to Credit Agreement (Form of Compliance Certificate)

COMPLIANCE CERTIFICATE

This Compliance Certificate is given by _____________________, a Responsible Officer of Cerus Corporation, a Delaware corporation (the “Borrower Representative”), pursuant to that certain Amended and Restated Credit, Security and Guaranty Agreement (Term Loan) dated as of March 31, 2023 among the Borrower Representative, and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), the Guarantors party thereto, MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a) the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements (subject to normal year-end adjustments and the absence of footnote disclosures);

(b) the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c) I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Credit Parties have taken, are undertaking and propose to take with respect thereto;

(d) [except as noted on Schedule 2 attached hereto, Schedule 9.2(b) to the Disclosure Letter contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers and Guarantors currently conduct business and required to be disclosed pursuant to Article 9 of the Credit Agreement; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantors conduct business; ]

(e) except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against any Borrower, Guarantor or any Collateral, or (ii) any failure of any Borrower or any Guarantors to make required payments of withholding or other tax obligations of any Borrower or any Guarantors during the accounting period to which the attached statements pertain or any subsequent period that are required to be made in accordance with Section 4.2 of the Credit Agreement;

(f) [except as noted on Schedule 4 attached hereto, there are no new Material Contracts and/or any new material amendments, consents, waivers or other modifications to any Material Contract not previously disclosed on Schedule 3.17 to the Disclosure Letter or any Schedule to any previous Compliance Certificate delivered by the Borrower Representative to Agent;]

(g) [except as noted on Schedule 5 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 5 to any previous Compliance Certificate, Schedule 5.14 to the Disclosure Letter contains a complete and accurate statement of all deposit accounts or investment accounts maintained by Borrowers and Guarantors;]

(h) [except as noted on Schedule 6 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 6 to any previous Compliance Certificate, Schedule 3.6 to the Disclosure Letter remains true and correct in all material respects;]

(i) [except as noted on Schedule 7 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 7 to any previous Compliance Certificate, Schedule 3.19 to the Disclosure Letter is true and correct in all material respects;]

(j) [except as noted on Schedule 8 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 8 to any previous Compliance Certificate, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property that is required to be disclosed pursuant to Section 9.2 of the Credit Agreement;]

(k) [except as noted on Schedule 9 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 9 to any previous Compliance Certificate, no Borrower or Guarantor is aware of any commercial tort claim that is required to be disclosed pursuant to Section 9.2 of the Credit Agreement];

(l) The aggregate amount of cash and cash equivalents held by Borrowers (on a consolidated basis) as of the date hereof is $[__________];

(m) The aggregate amount of Borrower Total Unrestricted Cash as of the date hereof is $[__________];

(n) The aggregate amount of Borrower U.S. Unrestricted Cash as of the date hereof is $[__________];

(o) The aggregate amount of cash and cash equivalents held by Credit Parties (on a consolidated basis) as of the date hereof is $[__________];

(p) The aggregate amount of cash and cash equivalents held by Cerus Europe B.V. as of the date hereof is $[__________];

(q) The aggregate amount of cash and cash equivalents held by CEZB as of the date hereof is $[__________];

(r) [The aggregate amount of cash and cash equivalents held by Restricted Foreign Subsidiaries that are not Credit Parties (other than Cerus Europe B.V. and CEZB) as of the date hereof is $[__________]];

(s) the net cash used in operating activities and the making of capital expenditures by Borrowers and their Consolidated Subsidiaries (excluding CEZB) for (i) the [***] period ending with the last day of the fiscal quarter for which this certificate is delivered is $[__________], and (ii) for the immediately [***] period based upon the projections delivered to Agent pursuant to Section 4.1(o) of the Credit Agreement is $[____________]. The greater of (x) and (y) divided by six (6) is $[__________];

(t) the Annual Cash Burn Amount as of the last day of the quarter for which this certificate is delivered is $[__________];

(u) (x) The aggregate gross revenues attributable to the Excluded Foreign Subsidiaries for the Defined Period is equal to $[ ] and (y) the aggregate consolidated gross revenues for Borrower and its Consolidated Subsidiaries for the Defined Period is equal to $[ ]. The quotient of (x) divided by (y) represented as a percentage is [NOT] in excess of [***]; and

(v) Net Revenue of Borrowers for the relevant Defined Period is equal to $[ ]. Borrowers and Guarantor are [NOT] in compliance with the covenant contained in Article 6 of the Credit Agreement, and in any Guarantee constituting a part of the Financing Documents, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made: [See attached worksheets]. Such calculations and the certifications contained therein are true, correct and complete.

The foregoing certifications and computations are made as of ________________, 20__ (end of month) and as of _____________, 20__.

Sincerely,

CERUS CORPORATION

By:
Name:
Title:

Annex B

Annual Cash Burn Amount Calculation

(see attached)

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